UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2023

FLORA GROWTH CORP.
(Exact name of registrant as specified in its charter)

Ontario	001-40397	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3406 SW 26th Terrace, Suite C-1
 Fort Lauderdale, Florida, United States 33132
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (954) 842-4989

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares, no par value	FLGC	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement

As previously reported, on September 17, 2023, Flora Growth Corp., a corporation under the laws of the Province of Ontario ("Flora" or the "Company"), and Lifeist Wellness Inc. ("Lifeist") entered into a Sale and Purchase Agreement (the "Purchase Agreement") pursuant to which Flora agreed to acquire all the issued and outstanding common shares of Australian Vaporizers Pty Ltd., an online retailer of vaporizers, hardware, and accessories in Australia, on the terms and subject to the satisfaction of the conditions set forth in the Purchase Agreement. A description of the Purchase Agreement is set forth under "Item 1.01. Entry into a Material Definitive Agreement" in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on September 18, 2023 and is incorporated herein by reference.

On October 20, 2023, Lifeist delivered a notice to the Company purporting to terminate the Purchase Agreement (the "Notice") as a result of a purported inability to satisfy the condition precedent to closing set forth in Section 6.5.1 of the Purchase Agreement due to threats by shareholders of Lifeist to take legal or regulatory action to prohibit the completion of the transaction.

The Company believes that the reasons stated in the Notice do not provide a valid basis for terminating the Purchase Agreement. The Company intends to contest the purported termination vigorously.

Forward-Looking Statements

Certain information contained in this Current Report on Form 8-K and in the exhibits hereto includes forward-looking statements. These forward-looking statements include statements relating to the purported termination of the Purchase Agreement and the Company's challenging thereof, threats of legal or regulatory action to prohibit the transaction contemplated by the Purchase Agreement and other risks described in the Company's Annual Report on Form 10-K and other filings with the SEC, available at the SEC's website at www.sec.gov. These forward-looking statements speak only as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLORA GROWTH CORP.

Date: October 24, 2023	By:	/s/ Clifford Starke
	Name:	Clifford Starke
	Title:	Chief Executive Officer